UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: October 13, 2016

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 7, 2014, the Registrant entered into a four-year $375.0 million and a five-year $375.0 million multi-bank, multi-currency, committed, unsecured revolving credit facility, including letter of credit subfacilities, with Bank of America, N.A., as Administrative Agent, The Bank of New York Mellon, Mizuho Bank, Ltd. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, and U.S. Bank, National Association, as Documentation Agent (collectively, the “Credit Agreements”). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Credit Agreements.

Effective as of October 7, 2016, the maturity for each of the Credit Agreements has been extended for one additional year pursuant to the terms set forth in the Credit Agreements. As a result, the Credit Agreements will mature, respectively, in 2019 and 2020. Each of the participating lenders consented to the aforementioned extension.

The Credit Agreements were filed as Exhibits 10.37 and 10.39 to the Registrant’s Report on Form 8-K dated October 10, 2014, and are incorporated herein by reference. The descriptions of the Credit Agreements in this Current Report on Form 8-K and the Registrant’s Report on Form 8-K dated October 10, 2014 are summaries only and are qualified in their entirety by the terms of the Credit Agreements.

Item 2.03	Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.37
Four Year Credit Agreement dated as of October 7, 2014 by and among Registrant and each other Subsidiary of Registrant that is a Borrower and is a signatory thereto and Bank of America, N.A., as Administrative Agent, and various lenders party thereto. Incorporated by reference from Exhibit 10.37 filed with Registrant’s Report on Form 8-K dated October 10, 2014.

10.39
Five Year Credit Agreement dated as of October 7, 2014 by and among Registrant and each other Subsidiary of Registrant that is a Borrower and is a signatory thereto and Bank of America N.A., as Administrative Agent, and various lenders party thereto. Incorporated by reference from Exhibit 10.39 filed with Registrant’s Report on Form 8-K dated October 10, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: October 13, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.37
Four Year Credit Agreement dated as of October 7, 2014 by and among Registrant and each other Subsidiary of Registrant that is a Borrower and is a signatory thereto and Bank of America, N.A., as Administrative Agent, and various lenders party thereto. Incorporated by reference from Exhibit 10.37 filed with Registrant’s Report on Form 8-K dated October 10, 2014.

10.39
Five Year Credit Agreement dated as of October 7, 2014 by and among Registrant and each other Subsidiary of Registrant that is a Borrower and is a signatory thereto and Bank of America N.A., as Administrative Agent, and various lenders party thereto. Incorporated by reference from Exhibit 10.39 filed with Registrant’s Report on Form 8-K dated October 10, 2014.